UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 14, 2015

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Wayne H. Brunetti reached the Company's retirement age and retired from the Board of Directors of OGE Energy Corp. at the Annual Meeting. Mr. Brunetti has served as a director of OGE Energy and OG&E since 2008.

At the Annual Meeting, Mr. Peter B. Delaney, Chief Executive Officer and Chairman of the Board, announced his plan to retire from OGE Energy Corp. and OG&E in the first quarter of 2016.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of OGE Energy Corp. held on May 14, 2015, the shareholders:

•	Elected the 10 directors nominated by the Board of Directors;

•	Ratified the appointment of Ernst & Young LLP as the Company's principal independent accountants for 2015;

•	Approved, on an advisory basis, named executive officer compensation;

•	Approved a shareholder proposal regarding simple majority vote; and

•	Did not approve a shareholder proposal regarding a report on greenhouse gas emission reductions.

The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each of such matters, were as stated below.

Proposal No. 1:	Votes For		Votes Withheld	Broker Non-Votes
Election of Directors

Terms Expiring in 2016
James H. Brandi	133,974,063		2,111,947	34,078,654
Luke R. Corbett	133,637,650		2,448,360	34,078,654
Peter B. Delaney	131,145,816		4,940,194	34,078,654
John D. Groendyke	133,726,365		2,359,645	34,078,654
Kirk Humphreys	134,041,957		2,044,053	34,078,654
Robert Kelley	133,799,006		2,287,004	34,078,654
Robert O. Lorenz	133,544,875		2,541,135	34,078,654
Judy R. McReynolds	134,039,882		2,046,128	34,078,654
Sheila G. Talton	134,035,553		2,050,457	34,078,654
Sean Trauschke	134,321,575		1,764,435	34,078,654

Proposal No. 2:	Votes For		Votes Against	Abstentions
Ratification of the Appointment of Ernst & Young LLP as the Company's Principal Independent Accountants for 2015	167,986,482		1,256,501	921,681

Proposal No. 3:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote to Approve Named Executive Officer Compensation	129,050,294	5,404,419	1,631,297	34,078,654

Proposal No. 4:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder proposal regarding simple majority vote	131,957,830	3,230,051	898,129	34,078,654

Proposal No. 5:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder proposal regarding a report on greenhouse gas emission reductions	26,371,029	82,812,786	26,902,195	34,078,654

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller and Chief Accounting Officer

May 18, 2015